United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DERMATA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DERMATA THERAPEUTICS, INC.

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 7, 2024

To the Stockholders of Dermata Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Dermata Therapeutics, Inc. (the “Company”) will be held on May 7, 2024, at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format at https://agm.issuerdirect.com/drma. You will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will act on the following matters:

1.	To elect three director nominees to serve as directors until the 2027 annual meeting of stockholders;

2.

To approve an amendment to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the accompanying Proxy Statement as Annex A, to increase (a) the maximum aggregate number of shares of common stock, par value $0.0001, per share (“Common Stock”) which shall be reserved for issuance under the 2021 Plan to 1,198,951 shares (the “Overall Share Limit”) and (b) the annual evergreen portion of the Overall Share Limit such that the number of shares of Common Stock authorized for issuance under the 2021 Plan increases on the first day of each calendar year, beginning on January 1, 2025 and ending on and including January 1, 2031, by 5% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year (or such smaller number of shares as is determined by the Company’s Board of Directors) (collectively, the “Plan Amendment Proposal”);

3.

To approve an amendment to the Company’s Certificate of Incorporation, as amended, in substantially the form attached to the accompanying Proxy Statement as Annex B, at the discretion of the Board, to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a specific ratio, ranging from one-for-five (1:5) to one-for-thirty (1:30), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board (the “Reverse Split Proposal”);

4.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Proposal”);

5.

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal, the Reverse Split Proposal and/or the Auditor Proposal (the “Adjournment Proposal”); and

6.	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 20, 2024, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

To participate in the Annual Meeting virtually via the Internet, please visit https://agm.issuerdirect.com/drma. In order to attend, you must register in advance at https://agm.issuerdirect.com/drma prior to the Annual Meeting. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions in advance of the meeting. You will not be able to attend the Annual Meeting in person.

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All stockholders are cordially invited to attend the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and to submit your proxy over the Internet or by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2024

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2023, and proxy card are available on the Internet at www.iproxydirect.com/DRMA. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer
March 26, 2024
San Diego, CA

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ABOUT THE MEETING	5
PROPOSAL 1: Nomination of Directors	13
CORPORATE GOVERNANCE	17
Board of Director Composition	17
Board Diversity	17
Board of Director Meetings	18
Director Independence	18
Board Committees	19
Director Nominations Process	21
Stockholder Nominations for Directorships	22
Board Leadership Structure and Role in Risk Oversight	23
Stockholder Communications	23
Code of Business Conduct and Ethics	24
Anti-Hedging Policy	24
Limitation of Directors Liability and Indemnification	24
INFORMATION CONCERNING EXECUTIVE OFFICERS	25
Management	25
EXECUTIVE COMPENSATION	26
Summary Compensation Table	26
Employment Agreements with Our Named Executive Officers	26
Outstanding Equity Awards at Fiscal Year End - 2023	29
DIRECTOR COMPENSATION	31
Director Compensation Table - 2023	31
Director Compensation Policy	31
EQUITY COMPENSATION PLAN INFORMATION	32
2021 Equity Incentive Plan	32
REPORT OF THE AUDIT COMMITTEE	33
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
TRANSACTIONS WITH RELATED PERSONS	36
PROPOSAL 2: The Plan Amendment Proposal	37
PROPOSAL 3: The Reverse Stock Split Proposal	46
PROPOSAL 4: Ratification of the Appointment of Moss Adams, LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2024	55
PROPOSAL 5: The Adjournment Proposal	57
STOCKHOLDER PROPOSALS	58
ANNUAL REPORT	58
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	58
OTHER MATTERS	59

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DERMATA THERAPEUTICS, INC.

3525 DEL MAR HEIGHTS RD., #322

SAN DIEGO, CA 92130

2024 PROXY STATEMENT

This proxy statement (“Proxy Statement”) contains information related to the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Dermata Therapeutics, Inc. (the “Company”, “us”, “we” or “our”) to be held on May 7, 2024 at 9:00 a.m. Pacific Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. This year’s meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our Annual Meeting, vote and submit your questions by visiting https://agm.issuerdirect.com/drma. You will not be able to attend the Annual Meeting in person.

The enclosed proxy is solicited by our Board of Directors (the “Board”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about March 26, 2024. A list of record holders of our common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the offices of Lowenstein Sandler, LLP, the Company’s outside counsel, at 1251 Avenue of the Americas, 17th Floor, New York, NY 10020, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting for examination by the stockholders during the Annual Meeting at https://agm.issuerdirect.com/drma.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2024

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2023 (“Annual Report”) and proxy card are available on the Internet at www.iproxydirect.com/DRMA. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why are we calling this Annual Meeting?

Our Board is soliciting your proxy to vote at the Annual Meeting of stockholders to be held virtually via live webcast on Tuesday, May 7, 2024, at 9:00 a.m. Pacific Time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This Proxy Statement summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this Proxy Statement, the proxy card and a copy of our Annual Report on Form 10-K, for the fiscal year ended December 31, 2023, because you owned shares of our Common Stock as of March 20, 2024 (the “Record Date”).

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We are calling the Annual Meeting to seek the approval of our stockholders:

1.	To elect three director nominees to serve as directors until the 2027 annual meeting of stockholders;

2.

To approve an amendment to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the accompanying Proxy Statement as Annex A, to increase (a) the maximum aggregate number of shares of our common stock, par value $0.0001, per share (“Common Stock”) which shall be reserved for issuance under the 2021 Plan to 1,198,951 shares (the “Overall Share Limit”) and (b) the annual evergreen portion of the Overall Share Limit such that the number of shares of our Common Stock authorized for issuance under the 2021 Plan increases on the first day of each calendar year, beginning on January 1, 2025 and ending on and including January 1, 2031, by 5% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year (or such smaller number of shares as is determined by our Board of Directors) (the “Evergreen Provision,” collectively, the “Plan Amendment Proposal”);

3.

To approve an amendment to our Certificate of Incorporation, as amended, (the “Certificate of Incorporation”) in substantially the form attached to the accompanying Proxy Statement as Annex B, at the discretion of the Board, to effect a reverse stock split of the Company’s issued and outstanding shares of our Common Stock, at a specific ratio, ranging from one-for-five (1:5) to one-for-thirty (1:30), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board (the “Reverse Split Proposal”);

4.	To ratify the appointment of Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Proposal”);

5.

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal, the Reverse Split Proposal, and/or the Auditor Proposal (the “Adjournment Proposal”); and

6.	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the Plan Amendment Proposal, the Reverse Split Proposal, the Auditor Proposal, and the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the three director nominees and FOR Proposals 2, 3, 4 and 5. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet, but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date, March 20, 2024, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 6,660,840 shares of Common Stock outstanding.

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Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall solely be via the Internet at https://agm.issuerdirect.com/drma using the instructions provided on the Notice, proxy card or voting instruction form that accompanied the proxy materials.

The live webcast of the Annual Meeting will begin promptly at 9:00 am Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to register and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

Stockholders may also vote, and submit written questions, during the Annual Meeting at https://agm.issuerdirect.com/drma. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained Issuer Direct, LLC to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence, in person, by remote communication, if applicable, or by proxy, of the holders of one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How Do I Attend the Annual Meeting?

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting, vote their shares during the Annual Meeting, and submit their questions during the Annual Meeting live via the internet by following the instructions below.

If you are a stockholder of record, you must:

•

Follow the instructions provided on your Notice to first register at https://agm.issuerdirect.com/drma. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on May 7, 2024. You will need to enter your name, phone number, Control Number (included on your proxy card), and email address as part of the registration, following which you will receive an email confirming your registration.

•	If you have properly registered, you will receive an email with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

•	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

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If you are the beneficial owner of shares held in “street name”, you must:

•	Obtain a legal proxy from your broker, bank, or other nominee.

•

Register at https://agm.issuerdirect.com/drma. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on May 7, 2024. As part of the registration process you will need to enter your name, phone number, and email address, and provide a copy of the legal proxy (which can be sent via email to the address listed on the registration website), following which you will receive an email confirming your registration and your Control Number.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will be unable to vote your shares electronically at the Annual Meeting.

•	If you have properly registered, you will receive an email with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

•	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’ recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Direct Transfer, LLC, or you have stock certificates registered in your name, you may vote using the follow methods:

Voting During the Annual Meeting:

To vote during the live webcast of the Annual Meeting, you must first register at https://agm.issuerdirect.com/drma. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on May 7, 2024. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

Voting Prior to the Annual Meeting

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.iproxydirect.com/DRMA and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-752-VOTE (8683). If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call.

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Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on May 6, 2024.

Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet and how to request paper copies of the proxy materials.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	filing with the Secretary of the Company a notice of revocation prior to the Annual Meeting;

•	re-voting over the Internet as instructed above;

•	sending in another duly executed proxy bearing a later date; or

•	attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy.

For purposes of submitting your vote online, you may change your vote until 11:59 p.m. Eastern Time on May 6, 2024. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares of Common Stock through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Direct Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

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What vote is required to approve each proposal?

The holders of one-third of the voting power of capital stock outstanding on the record date must be present, in person or by proxy, or remote communication, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•

Proposal 1 (Election of Directors): Our directors are elected by a plurality of the votes cast, which means that the nominee for director who receives the most votes will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Banks, brokers, or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on Proposal 1.

•

Proposal 2 (Plan Amendment Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 2. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 2.

•

Proposal 3 (Reverse Split Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 3. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 3.

•

Proposal 4 (Auditor Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 4. Proposal 4 is generally considered to be a “routine” matter which means that banks, brokers, or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non-votes will occur on Proposal 4. Abstentions, if any, will not affect the outcome of the vote on Proposal 4. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Moss Adams as our independent registered public accounting firm for the year ending December 31, 2024, the Audit Committee of our Board will reconsider its appointment.

•

Proposal 5 (Adjournment Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 5. Accordingly, abstentions or “broker non-votes”, if any, will not have any effect on the outcome of Proposal 5.

Holders of the Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

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When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1), the proposal to approve an amendment to our 2021 Plan (Proposal 2), the proposal to approve the amendment to our Certificate of Incorporation to effect a reverse stock split (Proposal 3), and the proposal to approve an adjournment of the Annual Meeting (Proposal 5) are generally considered to be “non-routine” matters and brokers, banks, or other nominees are not permitted to vote on this matter using their discretion if the broker, bank, or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that the beneficial owners instruct their brokers, banks, or other nominees how they wish to vote their shares on Proposals 1, Proposal 2, Proposal 3 and Proposal 5. The Auditor Proposal is generally considered to be “routine,” hence, a broker, bank or other nominee will have discretionary authority to vote on Proposal 4 even if it does not receive instructions from the beneficial owner. However, if Proposal 4 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote using their discretion on Proposal 4 if the broker, bank or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

Issuer Direct, LLC will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?

We will publish final voting results of the Annual Meeting in a Current Report on Form 8-K within four business days of the Annual Meeting. The materials we file with or furnish to the SEC are available to the public on the SEC’s Internet website at www.sec.gov. Those filings are also available to the public on our corporate website at www.dermatarx.com. Information contained on our website is not a part of this Proxy Statement and the inclusion of our website address is an inactive textual reference only.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means. We have also retained Alliance Advisors LLC (“Alliance Advisors”) to act as our proxy solicitation agent. In connection with these services, Alliance Advisors will receive approximately $12,500 for its assistance and will be reimbursed for its reasonable out-of-pocket expenses. In addition, we have agreed to indemnify Alliance Advisors and certain related persons against certain liabilities relating to or arising out of Alliance Advisor’s engagement.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:

Dermata Therapeutics, Inc.

Attn: Corporate Secretary

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

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Cautionary Statement Regarding Forward Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, our industry and on our business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other SEC filings, which are available on our investor relations website at https://ir.dermatarx.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

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PROPOSAL 1: TO ELECT THREE CLASS III DIRECTORS TO SERVE UNTIL THE 2027 ANNUAL

MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II, and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board is currently composed of eight directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until the director’s earlier resignation, death, or removal.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until our 2027 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death, or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the three nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the 2027 Annual Meeting

The following table sets forth the name, age (as of the Record Date), position and tenure of our Class III directors who are up for re-election at the Annual Meeting for a term expiring at the 2027 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Gerald T. Proehl	65	President, Chief Executive Officer and Chairman	2014
Wendell Wierenga, Ph.D.	76	Director	2016
Kathleen Scott	55	Director	2021

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Gerald T. Proehl, Chief Executive Officer and Chairman

Mr. Proehl became a director and our President and Chief Executive Officer in December 2014 and became our Chairman in April 2021. Mr. Proehl has more than 30 years of experience within the pharmaceutical industry and 21 years of experience as a chief executive officer. From January 2002 until January 2014, Mr. Proehl was President and CEO of Santarus, Inc., where he led the sale of Santarus, Inc. to Salix Pharmaceuticals, Inc. for $2.6 billion. Prior to Santarus, Inc., Mr. Proehl worked for Hoechst Marion Roussel, Inc. for 14 years, where he served in various capacities, including VP of Global Marketing. While at Hoechst, he was responsible for marketing products in multiple therapeutic areas, including cardiology, allergy/respiratory, immunology, and neurology. Mr. Proehl holds a B.S. in Education from State University of New York at Cortland, an M.A. in Exercise Physiology from Wake Forest University, and an M.B.A. from Rockhurst University. Mr. Proehl currently serves as chairman of the board of one public company, Tenax Therapeutics, Inc. (NYSE: TENX). Mr. Proehl was selected as an officer and director due to his leadership experience at other companies and his history of founding and operating specialty pharmaceutical companies.

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Wendell Wierenga, Ph.D., Director

Dr. Wierenga became a director in September 2016. From June 2011 to January 2014, Dr. Wierenga served as Executive Vice President, Research and Development at Santarus, Inc., a public biopharmaceutical company that was acquired by Salix Pharmaceuticals, Inc. in January 2014. From July 2004 to May 2011, Dr. Wierenga served as Executive Vice President, Research and Development at Ambit Biosciences Corporation and Neurocrine Biosciences, Inc. (Nasdaq: NBIX). Prior to Neurocrine, from August 1999 to June 2004 he served as the Chief Executive Officer for Syrrx, Inc. where he built an early-stage biotech company which was acquired by Takeda Pharmaceutical Company Limited in 2005. From 1990 to 2000, Dr. He also was Sr. VP of Research at Parke Davis/Warner Lambert, when it was acquired by Pfizer Inc. and prior to that held various positions in research at Upjohn Pharmaceuticals from 1974-1990. Dr. Wierenga earned his Ph.D. in chemistry from Stanford University and his B.A. from Hope College in Holland, Michigan. Dr. Wierenga is currently the chair of the Board of Directors of Crinetics Pharmaceuticals, Inc. (Nasdaq: CRNX) and is also a member of the Board of Directors of Cytokinetics, Inc. (Nasdaq: CYTK). He was most recently was on the Board of Directors for Anacor Pharmaceuticals Inc. and XenoPort, Inc. prior to their sales to Pfizer Inc. and Arbor Pharmaceuticals, LLC, respectively. Dr. Wierenga was selected as a director due to his industry and executive business experience.

Kathleen Scott, Director

Ms. Scott became a director upon the effectiveness of our initial public offering in August 2021. Ms. Scott is currently the Chief Financial Officer of ARS Pharmaceuticals, Inc., a publicly traded biotech company (Nasdaq: SPRY). Prior to ARS Pharmaceuticals, Ms. Scott was the Chief Financial Officer of Neurana Pharmaceuticals from January 2017 to March 2022, Recros Medica from August 2014 to April 2021, Adigica Health from February 2016 to March 2021, Clarify Medical from August 2014 to December 2016, Oncternal Therapeutics from March 2016 to May 2016, MDRejuvena from August 2014 to August 2016, and BioSurplus from March 2010 to November 2014. Prior to BioSurplus, Ms. Scott was a Partner at RA Capital Advisors, a San Diego private investment bank providing financial advisory services. Ms. Scott spent over 15 years with RA Capital Advisors, from December 1994 to July 2010, completing billions of dollars of mergers, acquisitions, divestitures, and restructurings for a broad range of corporate clients. Ms. Scott started her career as an auditor in Arthur Andersen’s San Diego office, focusing on both public and private clients. Ms. Scott was the past board chair and is the current director of the YMCA of San Diego County, as well as a director of the Corporate Directors Forum. In September of 2023 Ms. Scott became a director of NKGen Biotech, Inc. (Nasdaq: NKGN) and is currently the chair of its audit committee. Ms. Scott is a CPA and CFA charter holder and graduated magna cum laude from UCLA with a B.S. in economics/business. Ms. Scott was selected as a director due to her extensive industry and financial experience.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS III DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position, and tenure of the directors who are serving for terms that end at some point following the Annual Meeting.

Name	Age	Position(s)	Served as an Officer or Director Since	Term Will Continue Until Annual Meeting Held In
David Hale	75	Lead Director	2014	2026
Steven J. Mento, Ph.D.	72	Director	2021	2026
Brittany Bradrick	54	Director	2022	2026
Mary Fisher	62	Director	2021	2025
Andrew Sandler, M.D.	59	Director	2021	2025

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Dermata by each director.

Class I Directors Continuing in Office until the 2025 Annual Meeting

Mary Fisher, Director

Ms. Fisher became a director upon the effectiveness of our initial public offering in August 2021. Ms. Fisher currently serves as Chief Executive Officer, Chair, and a Director at Colorescience Inc., a science-based skincare company and former division of SkinMedica, Inc. While at SkinMedica, Ms. Fisher served as Chief Executive Officer from April 2008 to December 2012, where she led the successful sale of the company to Allergan, Inc. for $350 million. Prior to joining SkinMedica, from June 2000 to July 2007, Ms. Fisher served as the Chief Operating Officer of Acorda Therapeutics, Inc. (Nasdaq: ACOR). She previously held management and leadership positions at Cephalon, Inc. from March 1994 to March 1999, Immunex Corp. from November 1990 to March 1994, and Boehringer Ingelheim from 1981 to 1990. She previously served on the Board of Directors at ZELTIQ Aesthetics, Inc. from September 2012 to April 2017, and Ovascience from June 2013 to August 2018. Ms. Fisher currently sits on the Board of Sientra, Inc. (Nasdaq: SIEN), a position she has held since January 2019. Ms. Fisher was selected as a director due to her extensive business and professional experience.

Andrew Sandler, M.D., Director

Dr. Sandler became a director upon the effectiveness of our initial public offering in August 2021. Dr. Sandler currently serves as Chief Medical Officer of Alpine Immune Sciences, Inc. (Nasdaq: ALPN). From September 2017 until June 2022, Dr. Sandler served as Chief Medical Officer at Kiadis Pharma N.V. Prior to Kiadis, Dr. Sandler was Senior Vice President, Medical Affairs at Medivation (acquired by Pfizer) from January 2016 to June 2017. Dr. Sandler held various additional roles including Chief Medical Officer and Seattle Site Head at Dendreon Pharmaceuticals from October 2010 to April 2015. Prior to Dendreon, Dr. Sandler was Chief Medical Officer at Spectrum Pharmaceuticals from September 2008 to April 2010, and Vice President, Head of Global Medical Affairs, Oncology for Bayer Healthcare Pharmaceuticals from February 2008 to February 2010. Dr. Sandler also held various positions at Berlex Oncology/Schering AG from October 2003 to August 2008, and Seagen, Inc. from October 1999 to June 2003. Dr. Sandler was a Fellow in Hematology/Medical Oncology at the University of California, San Francisco (UCSF) from July 1994 to June 1996. He did his Internship, Residency, and Chief Residency at Mt. Sinai Hospital in New York, NY from July 1990 to June 1994. Dr. Sandler attended and received his MD degree from Mount Sinai School of Medicine (Icahn School of Medicine at Mt. Sinai) from July 1986 to June 1990. In addition, he graduated from the University of Rochester with a B.S. degree in Neuroscience in 1986. Dr. Sandler was selected as a director due to his experience in the biotechnology and pharmaceutical industries as well as his leadership experience.

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Class II Directors Continuing in Office until the 2026 Annual Meeting

David Hale, Lead Director

Mr. Hale is our co-founder and has served as a member of our board of directors since December 2014, and as Lead Director since April 2021. Mr. Hale is Chairman and CEO of Hale BioPharma Ventures, LLC a private company focused on the formation and development of biotechnology, specialty pharma, diagnostic and medical device companies. Mr. Hale is a serial entrepreneur who has been involved in the formation and development of a number of successful biomedical companies. He served as the Chairman of Santarus, Inc., a specialty biopharmaceutical company, since 2004 and a member of Santarus’ board since 2000, prior to its acquisition by Salix Pharmaceuticals, Ltd. in 2014, and as Chairman of SkinMedica, Inc., prior to its sale to Allergan in 2012, Micromet, Inc., prior to its sale to Amgen Inc. in 2012, Somaxon Pharmaceuticals, Inc., prior to its sale to Pernix Therapeutics Holdings Inc. in 2013, Crisi Medical Systems, Inc., prior to its sale to Becton Dickinson & Company in 2015, and Agility Clinical, Inc. prior to its sale to Precision Medicine Inc. in 2017. Mr. Hale is a co-founder and currently serves as Chairman of Oncternal Therapeutics, Inc. (NASDAQ: ONCT), since 2013. Mr. Hale is also a co-founder and currently serves as a director of Neurelis, Inc., a private company, and is a co-founder of Zerigo Health, Inc., Cadence, Inc., Evoke Pharma, Inc., Elevation Pharma, Inc., and Zogenix, Inc. Mr. Hale is a co-founder and serves on the Board of Directors of BIOCOM and CONNECT and is a former member of the Board of the Biotechnology Innovation Organization (BIO), and the Biotechnology Institute. He has served on the Board of Rady Children’s Hospital since 1986, including Chairman of the Board from 2011 to 2015, and is founder and Chairman of the Rady Children’s Institute of Genomic Medicine. He is a member of the UCSD Rady School of Management Dean’s Advisory Council, a member of the board of the University of San Diego, and is a former Director of the San Diego Economic Development Corporation. Mr. Hale was selected as a director due to his industry and executive business experience.

Steven J. Mento, Ph.D., Director

Dr. Mento became a director upon the effectiveness of our initial public offering in August 2021. Dr. Mento served as President and Chief Executive Officer of Histogen Inc. from March 2023 until September 2023. He assumed these positions in March of 2023. From November 2021 to October 2023, Dr. Mento served as Executive Chairman and Interim President and CEO of Histogen Inc. (Nasdaq: HSTO). Since July 2005, Dr. Mento has served as a director on the board of directors of Conatus Pharmaceuticals, Inc. and from July 2005 to December 2012, Dr. Mento served as chairman of Conatus’ board of directors. Dr. Mento was a co-founder of Conatus and served as its President and Chief Executive Officer from July 2005 until its merger with Histogen Inc. in May 2020. Dr. Mento has over 35 years of combined experience in the biotechnology and pharmaceutical industries. From 1997 to 2005, Dr. Mento was President, Chief Executive Officer and a member of the board of directors of Idun Pharmaceuticals, Inc. Dr. Mento guided Idun during its transition from a discovery focused organization to a drug development company with multiple products in or near human clinical testing. In April 2005, Idun was sold to Pfizer Inc. Previously, Dr. Mento served as President of Chiron Viagene, Inc. (subsequently Chiron Technologies, Center for Gene Therapy) from 1995 to 1997, and Vice President of Chiron Corporation from 1995 to 1997. Dr. Mento was Vice President of research and development at Viagene from 1992 to 1995. Prior to Viagene, Dr. Mento held various positions at American Cyanamid Company from 1982 to 1992, including as Director of Viral Vaccine Research and Development at Lederle-Praxis Biologicals, a business unit of American Cyanamid. Dr. Mento currently serves on the board of directors of Histogen, BIOCOM California and various academic and charitable organizations. He previously served on the boards of Biotechnology Innovation Organization, BIO Emerging Companies Section Governing Board, BIO Health Section Governing Board, and Sangamo Biosciences, Inc. Dr. Mento holds a Ph.D. and M.S., both in Microbiology, from Rutgers University, and a B.A. in Microbiology from Rutgers College. Dr. Mento was selected as a director due to his experience in the biotechnology and pharmaceutical industries, including executive leadership experience at several pharmaceutical companies.

Brittany Bradrick, Director

Ms. Bradrick became a director in January 2022. Ms. Bradrick has served as the Chief Operating Officer and Chief Financial Officer of Neurelis, Inc. since September 2022 and the Chief Financial Officer since October 2021. Prior to joining Neurelis, Ms. Bradrick was Chief Operating Officer and Chief Financial Officer at ViaCyte Inc. from June 2020 to September 2021. Prior to Viacyte, Ms. Bradrick served in strategy and corporate development positions at Insulet Corporation as Vice President, Strategy & Corporate Development from 2016 to 2020 and as Director, Business Development & Alliance Management at Abbott Laboratories (NYSE: ABT). Ms. Bradrick was appointed as a director to Spectrum Pharmaceuticals, Inc. (Nasdaq: SPPI) on May 4, 2022 and was appointed as the chairperson to the audit committee on May 25, 2022. Prior to these positions, Ms. Bradrick was an investment banker for the life science industry at Piper Jaffray, Credit Suisse, and Chase Securities from 1997 to 2007. Ms. Bradrick began her career as a Federal Reserve Bank Examiner. Ms. Bradrick holds an M.B.A. from the Johnson Graduate School of Management at Cornell University and a B.S. in Business Administration from the University of Missouri. Ms. Bradrick was selected as a director due to her extensive industry and financial experience.

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CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of eight directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

In accordance with the terms of our Certificate of Incorporation and our amended and restated bylaws, as amended, (“Bylaws”) our Board is divided into three classes, Class I, Class II, and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

•	The Class I directors are Andrew Sandler, M.D., and Mary Fisher; their terms will expire at the 2025 annual meeting of stockholders.

•	The Class II directors are David Hale, Brittany Bradrick, and Steven J. Mento, Ph.D.; their terms will expire at the 2026 annual meeting of stockholders.

•	The Class III directors are Gerald T. Proehl, Wendell Wierenga, Ph.D., and Kathleen Scott; their terms expire at the current Annual Meeting.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of our Board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director.

Board Diversity

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606. The information is based on our directors’ self-reporting and reflects compliance with the objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority or LGBTQ+ (as defined by the Nasdaq Listing Rules). As we pursue future Board recruitment efforts, our nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) will continue to seek candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

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Board Diversity Matrix (As of March 20, 2024) Total Number of Directors: 8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latin
Native Hawaiian or Pacific Islander
White	7
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background	1

Our prior year Board Diversity Matrix is disclosed in our Definitive Proxy Statement filed with the SEC on June 23, 2023.

Board of Director Meetings

Our Board met seven times in 2023. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

The Nasdaq Stock Market LLC requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the rules require that each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that David Hale, Wendell Wierenga, Ph.D., Andrew Sandler, M.D., Mary Fisher, Steven J. Mento, Ph.D., Brittany Bradrick, and Kathleen Scott do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of Nasdaq and the SEC.

Board Committees

Our Board has established an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”), and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our Board, which are available on our website.

Audit Committee. Our Audit Committee consists of Kathleen Scott, Mary Fisher, and Brittany Bradrick, with Ms. Scott serving as the Chairwoman of the Audit Committee. Our Board has determined that the three directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Kathleen Scott qualifies as an audit committee financial expert within the meaning of SEC regulations and the Nasdaq Marketplace Rules. Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The Audit Committee’s responsibilities include:

•

appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm, and in particular the provision of additional services to each entity covered by the Audit Committee;

•	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•

reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	monitoring the audit of our financial statements;

•	setting policies for our hiring of employees or former employees of our independent registered public accounting firm;

•	reviewing our significant risks or exposures and assessing the steps that management has taken or should take to monitor and minimize such risks or exposures;

•	reviewing the adequacy of our internal control over financial reporting, including information system controls and security;

•	monitoring the effectiveness of our systems of internal control, internal audit and risk management for each entity covered by the Audit Committee;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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•

recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing and discussing with management and our independent registered public accounting firm our earnings releases and scripts.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Audit Committee met five times in 2023.

Compensation Committee. Our Compensation Committee consists of Wendell Wierenga, Ph.D., David Hale, and Andrew Sandler, M.D., with Dr. Wierenga serving as the Chairman of the Compensation Committee. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee’s responsibilities include:

•

reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, the officers who report directly to the chief executive officer and all officers who are “insiders” subject to Section 16 of the Exchange Act;

•

evaluating the performance of our chief executive officer and such other officers in light of such corporate goals and objectives and determining and approving, or recommending to our Board for approval, the compensation of our chief executive officer and such other officers;

•	appointing, compensating, and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•

conducting the independence assessment outlined in the listing standards of the Nasdaq Capital Market with respect to any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•	annually reviewing and reassessing the adequacy of the committee charter;

•	reviewing and establishing our overall management compensation and our compensation philosophy and policy;

•	overseeing and administering our equity compensation and other compensatory plans;

•	reviewing and approving our equity and incentive policies and procedures for the grant of equity-based awards and approving the grant of such equity-based awards;

•	reviewing and making recommendations to our Board with respect to non-employee director compensation; and

•	producing a report, if required, on executive compensation to be included in our annual proxy statement or Annual Report on Form 10-K.

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Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Compensation Committee met two times in 2023.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of David Hale, Steven Mento, Ph.D., and Andrew Sandler, M.D., with Mr. Hale serving as the Chairman of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards.

The nominating and corporate governance committee’s responsibilities include:

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholder;

•	identifying individuals qualified to become members of our Board;

•	recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

•	developing and recommending to our Board a set of corporate governance principles;

•	articulating to each director what is expected, including reference to the corporate governance principles and directors’ duties and responsibilities;

•	reviewing and recommending to our Board practices and policies with respect to directors;

•	reviewing and recommending to our Board the functions, duties and compositions of the committees of our Board;

•	reviewing and assessing the adequacy of the committee charter and submitting any changes to our Board for approval;

•	considering and reporting to our Board any questions of possible conflicts of interest of Board’s members;

•	providing for new director orientation and continuing education for existing directors on a periodic basis;

•	performing an evaluation of the performance of the committee; and

•	overseeing the evaluation of our Board.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at http://investor.altair.com under the Governance section. Our Nominating and Corporate Governance Committee met one time in 2023.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

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We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

•	the name and address of record of the security holder;

•

a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

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•	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•	a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer and Chairman positions are held by Gerald T. Proehl. Mr. Proehl currently beneficially owns approximately 3.1% of the voting power of our Common Stock (including shares beneficially owned by Proehl Investment Ventures LLC). Periodically, our Board assesses these roles and the board of directors leadership structure to ensure the interests of Dermata and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Gerald T. Proehl, as one of our founders and as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of us, our business and the risks associated with our business.

While management is responsible for assessing and managing risks to Dermata, our board of directors is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks, and standing committees of our board of directors. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and our Board is essential for effective risk management and oversight.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to financial risk is handled. In accordance with those policies, our Board and the Board committees have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee oversees the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees financial and cybersecurity risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Dermata is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the board as he considers appropriate.

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Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attention: Corporate Secretary.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by the Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.dermatarx.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not part of this Proxy Statement.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director, and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Limitation of Directors Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers, as of the Record Date:

Name	Age	Position(s)	Serving in Position Since
Gerald T. Proehl	65	President, Chief Executive Officer and Chairman	2014
Kyri K. Van Hoose	46	Senior Vice President, Chief Financial Officer	2021
Christopher J. Nardo, Ph.D.	59	Senior Vice President, Chief Development Officer	2015
Maria Bedoya Toro Munera, Ph.D.	73	Senior Vice President, Regulatory Affairs & Quality Assurance	2016

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Management

Gerald T. Proehl, President, Chief Executive Officer, and Chairman

Mr. Proehl became a director and our President and Chief Executive Officer in December 2014 and became our Chairman in April 2021. For Mr. Proehl’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2027 Annual Meeting.”

Kyri K. Van Hoose, Senior Vice President, Chief Financial Officer

Ms. Van Hoose became our Senior Vice President and Chief Financial Officer in September 2021. Ms. Van Hoose is a seasoned and collaborative professional with over 20 years of experience in the life science industry. Prior to joining Dermata, from September 2020 to April 2021, Ms. Van Hoose served as Chief Financial Officer of TEGA Therapeutics, Inc., a private biotechnology company. Prior to TEGA, from November 2019 to April 2020, Ms. Van Hoose served as the head of finance for Curzion Pharmaceuticals, Inc., a private, rare disease company, until its acquisition by Horizon Therapeutics plc in April 2020. Ms. Van Hoose also served as head of finance at Avelas Biosciences, Inc., a clinical-stage biotechnology company from December 2017 to July 2019. From September 2005 to February 2016, Ms. Van Hoose held leadership positions of increasing responsibilities at Acadia Pharmaceuticals, Inc., including Senior Director of Finance and Corporate Controller. Ms. Van Hoose began her career at Deloitte and is a licensed Certified Public Accountant (California inactive). Ms. Van Hoose earned her B.S. in Accounting at the University of Southern California and M.B.A. in Finance at University of California, Irvine.

Christopher J. Nardo, Ph.D., Senior Vice President, Chief Development Officer

Dr. Nardo became our Senior Vice President and Chief Development Officer in July 2022, and previously was our Senior Vice President of Development beginning in June 2015. Dr. Nardo has more than 25 years’ experience in the biopharmaceutical industry and has successfully filed more than a dozen marketing applications in the United States, Europe, Canada, Australia and Japan. His experience spans pre-clinical work through Phase 4 drug development of both small molecules and biologics for a broad range of therapeutic areas including: dermatology, ophthalmology, oncology, antiviral, urology, auto-immune and cardiology. From 2010 to 2015, Dr. Nardo was Senior Director of Clinical Development at Allergan where he had responsibility for the conduct, submission, and approval of several global drug development programs, involving multiple dermatology assets, which included several new indications for BOTOX®. From 2005 to 2010, Dr. Nardo served as Vice President of Clinical Operations at Spectrum Pharmaceuticals where he worked on developing new therapeutic opportunities in oncology and urology, including Fusilev® and Zevalin®. Prior to joining Spectrum, Dr. Nardo held several clinical development positions with increasing responsibility at CancerVax Corporation, The Immune Response Corporation, and Procter and Gamble. Dr. Nardo earned a Ph.D. in Epidemiology from the University of North Carolina at Chapel Hill, an M.P.H. from San Diego State University, and a B.S. (Biology) from Loyola Marymount University.

Maria Bedoya Toro Munera, Ph.D., Senior Vice President, Regulatory Affairs & Quality Assurance

Dr. Bedoya Toro Munera became our Senior Vice President of Regulatory Affairs and Quality Assurance in January 2016. Dr. Bedoya Toro Munera has more than 30 years of experience in regulatory compliance, quality control and quality assurance within the pharmaceutical industry. From 2014 until its sale to Celgene in 2015, Dr. Bedoya Toro Munera served as Senior Vice President, Regulatory Affairs and Quality Assurance at Receptos Inc. Prior to Receptos, Inc., Dr. Bedoya Toro Munera served as Senior Vice President of Regulatory Affairs and Quality Assurance at Santarus, Inc. from June 2007 to January 2014. She previously served as Senior Director Regulatory Affairs at Eisai Medical Research Inc., from November 2006 to May 2007, moving to Eisai from Ligand Pharmaceuticals, Inc. when Ligand divested their oncology products to Eisai in November 2006. Dr. Bedoya Toro Munera worked as Senior Director Global Regulatory Affairs and Compliance at Ligand from 2003 to 2006. From 2000 to 2003, she served as Director Global Regulatory Affairs at Baxter Hyland Immuno. From 1998 to 2000, Dr. Bedoya Toro Munera worked at BASF Bioresearch Corporation as Director, Regulatory Affairs/Quality, and from 1996 to 1998, she worked as Director, Quality Assurance and Regulatory Compliance at Amylin Pharmaceuticals. From 1988 to 1996, Dr. Bedoya Toro Munera worked at Rhone-Poulenc Rorer in a number of increasingly responsible positions in regulatory compliance, quality assurance, quality control and compliance. Dr. Bedoya Toro Munera holds an M.B.A. from the University of Chicago, and a Ph.D. in bio-analytical chemistry from Ohio University. In addition, she has a M.A. in bio-analytical chemistry and a B.S. in chemistry from Western Michigan University.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer, chief financial officer and the most highly-compensated executive officer (other than the chief executive officer and chief financial officer) who were serving as executive officers as of December 31, 2023 and December 31, 2022 for services rendered in all capacities to us for the years ended December 31, 2023 and December 31, 2022. These individuals are our Named Executive Officers for 2023. We had no other named executive officers in 2023 and 2022.

Name and Principal Position	Year	Salary	Bonus		Stock Option Awards (3)	Total
Gerald T. Proehl	2023	$280,000	$112,000	(1)	$-	$392,000
President and Chief Executive Officer	2022	280,000	35,000	(2)	152,620	467,620
Kyri K. Van Hoose	2023	315,000	100,800	(1)	26,450	442,250
Senior Vice President, Chief Financial Officer	2022	300,000	30,000	(2)	49,440	379,440
Christopher J. Nardo, Ph.D.	2023	336,000	107,520	(1)	26,450	469,970
Senior Vice President, Chief Development Officer	2022	320,000	32,000	(2)	63,390	415,390

(1)	Bonuses earned for 2023 were paid in January 2024.

(2)	Bonuses earned for 2022 were paid in March 2023.

(3)

 In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2022 and 2023. These amounts have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in Note 7 to our financial statements included in our Annual Report on Form 10-K. This amount does not reflect the actual economic value that will be realized by the executives upon the vesting of the stock options, the exercise of the stock options, or the sale of the Common Stock underlying such stock options.

Employment Agreements with Our Named Executive Officers

We are party to employment agreements with each of our Named Executive Officers listed below. Each of these Named Executive Officers are currently party to customary confidentiality and intellectual property assignment agreements with us.

Gerald T. Proehl

On December 6, 2021, we entered into an employment agreement with Mr. Proehl (the “Proehl Agreement”). Under the terms of the Proehl Agreement, Mr. Proehl holds the position of President and Chief Executive Officer and is due a base salary of $350,000 annually. However, starting in July 2022, in an effort to preserve the Company’s cash, Mr. Proehl voluntarily agreed to a base salary of $280,000, which the Compensation Committee approved. In addition, Mr. Proehl is eligible to receive an annual bonus, with a target amount equal to 50% of Mr. Proehl’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of certain of our corporate objectives and Mr. Proehl’s individual objectives, in each case, as established by the Company and Mr. Proehl for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and Mr. Proehl’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, Mr. Proehl is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined our board of directors or the Compensation Committee, in their discretion. Mr. Proehl will also be eligible to participate in any executive benefit plan or program we adopt.

We may terminate Mr. Proehl’s employment at any time without Cause (as that term is defined in the Proehl Agreement) upon four weeks prior written notice to Mr. Proehl. Mr. Proehl may terminate his employment for Good Reason (as that term is defined in the Proehl Agreement) upon 60 days written notice.

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If Mr. Proehl’s employment is terminated without Cause or for Good Reason, Mr. Proehl will be entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the Proehl Agreement incurred on or prior to the last day of his employment, (iii) any amounts or benefits that are vested amounts or benefits that Mr. Proehl is entitled to receive under any of our equity compensation plans (clauses (i) through (iii) collectively, the Accrued Obligations), (iv) severance payments equal to 12 months of Mr. Proehl’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Proehl’s termination), (v) a pro-rated payment equal to the annual bonus the Board determines is due, and (vi) if elected, we will reimburse Mr. Proehl for certain COBRA health benefits for 12 months.

Notwithstanding the above, if Mr. Proehl’s employment is terminated without Cause or he resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Mr. Proehl will receive (i) the Accrued Obligations, (ii) severance payments equal to 18 months of Mr. Proehl’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Proehl’s termination), (iii) the targeted annual bonus amount the Board determines is due to Mr. Proehl, (iv) if elected, we will reimburse Mr. Proehl for certain COBRA health benefits for 18 months, and (v) Mr. Proehl will be deemed to be fully vested in all of his outstanding equity awards as of the date of his termination.

If Mr. Proehl’s employment is terminated with Cause or without Good Reason, he will be entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iii) any amounts or benefits that are vested amounts or benefits that Mr. Proehl is entitled to receive under any of our equity compensation plans.

We may terminate Mr. Proehl’s employment at any time for Cause upon written notice to Mr. Proehl. Mr. Proehl may voluntarily terminate his employment at any time without Good Reason upon four weeks prior written notice.

Kyri K. Van Hoose

On November 19, 2021, we entered into an employment agreement with Ms. Van Hoose, which was subsequently amended on January 1, 2022 (as amended, the “Van Hoose Agreement”). Under the terms of the Van Hoose Agreement, she holds the position of Senior Vice President and Chief Financial Officer and receives a base salary of $328,500 annually. In addition, Ms. Van Hoose is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Ms. Van Hoose’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Ms. Van Hoose’s individual objectives, in each case, as established by us and Ms. Van Hoose for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and the Ms. Van Hoose’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of her employment agreement, Ms. Van Hoose is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion. Ms. Van Hoose is also eligible to participate in any executive benefit plan or program we adopt.

We may terminate Ms. Van Hoose’s employment at any time without Cause (as that term is defined in the Van Hoose Agreement) upon two weeks prior written notice to Ms. Van Hoose. Ms. Van Hoose may terminate her employment for Good Reason (as that term is defined in the Van Hoose Agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Ms. Van Hoose considers to be Good Reason, subject to certain conditions set forth in her employment agreement.

If Ms. Van Hoose’s employment is terminated without Cause or for Good Reason, Ms. Van Hoose will be entitled to receive (i) the Accrued Obligations, (ii) severance payments equal to nine months of Ms. Van Hoose’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Ms. Van Hoose’s termination), (iii) the targeted annual bonus amount the Board determines is due to Ms. Van Hoose, and (iv) if elected, the Company will reimburse Ms. Van Hoose for certain COBRA health benefits for nine months.

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Notwithstanding the above, if Ms. Van Hoose’s employment is terminated without Cause or she resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Ms. Van Hoose will receive (i) the Accrued Obligations, (ii) severance payments equal to 12 months of Ms. Van Hoose’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Ms. Van Hoose’s termination), (iii) the targeted annual bonus amount the Board determines is due to Ms. Van Hoose, (iv) if elected, the Company will reimburse Ms. Van Hoose for certain COBRA health benefits for 12 months, and (v) Ms. Van Hoose will be deemed to be fully vested in all of her outstanding equity awards as of the date of her termination.

If Ms. Van Hoose’s employment is terminated with Cause or without Good Reason, she is entitled to receive (i) her earned but unpaid base salary through the final day of her employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of her employment, and (iii) any amounts or benefits that are vested amounts or benefits that Ms. Van Hoose is entitled to receive under any of our equity compensation plans.

We may terminate Ms. Van Hoose’s employment at any time for Cause upon written notice to Ms. Van Hoose. Ms. Van Hoose may voluntarily terminate her employment at any time without Good Reason upon two weeks prior written notice to us.

Christopher J. Nardo, Ph.D.

On August 17, 2021, we entered into an employment agreement with Dr. Nardo, which was subsequently amended on December 6, 2021, January 1, 2022, and July 1, 2022 (as amended, the “Nardo Agreement”). Dr. Nardo holds the position of Senior Vice President, Chief Development Officer and receives a base salary of $349,500 annually. In addition, Dr. Nardo is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Dr. Nardo’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Dr. Nardo’s individual objectives, in each case, as established by us and Dr. Nardo for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and the Dr. Nardo’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of his employment agreement, Dr. Nardo is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion. Dr. Nardo is also eligible to participate in any executive benefit plan or program we adopt.

We may terminate Dr. Nardo’s employment at any time without Cause (as that term is defined in the Nardo Agreement) upon two weeks prior written notice to Dr. Nardo. Dr. Nardo may terminate his employment for Good Reason (as that term is defined in the Nardo Agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Dr. Nardo considers to be Good Reason, subject to certain conditions set forth in his employment agreement.

If Dr. Nardo’s employment is terminated without Cause or for Good Reason, Dr. Nardo will be entitled to receive (i) the Accrued Obligations, (ii) severance payments equal to nine months of Dr. Nardo’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Dr. Nardo’s termination), (iii) the targeted annual bonus amount the Board determines is due to Dr. Nardo, and (iv) if elected, the Company will reimburse Dr. Nardo for certain COBRA health benefits for nine months.

Notwithstanding the above, if Dr. Nardo’s employment is terminated without Cause or he resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Dr. Nardo will receive (i) the Accrued Obligations, (ii) severance payments equal to 12 months of Dr. Nardo’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Dr. Nardo’s termination), (iii) the targeted annual bonus amount the Board determines is due to Dr. Nardo, (iv) if elected, the Company will reimburse Dr. Nardo for certain COBRA health benefits for 12 months, and (v) Dr. Nardo will be deemed to be fully vested in all of his outstanding equity awards as of the date of his termination.

If Dr. Nardo’s employment is terminated with Cause or without Good Reason, he is entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iii) any amounts or benefits that are vested amounts or benefits that Dr. Nardo is entitled to receive under any of our equity compensation plans.

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We may terminate Dr. Nardo’s employment at any time for Cause upon written notice to Dr. Nardo. Dr. Nardo may voluntarily terminate his employment at any time without Good Reason upon two weeks prior written notice to us.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the named executive officers, the number of shares of Common Stock underlying outstanding stock options held as of December 31, 2023.

	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Vesting
Name	Exercisable	Unexercisable	Price	Date	Schedule

Gerald T. Proehl	683	-	$101.024	3/31/26	(1)
	2,222	826	101.024	3/31/26	(2)
	609	-	91.84	3/31/31	(3)
	609	-	91.84	3/31/31	(4)
	2,365	-	91.84	3/31/31	(5)
	3,091	-	91.84	3/31/31	(6)
	282	-	33.088	1/2/27	(9)
	12,350	-	30.08	1/2/32	(10)
	-	1,354	33.088	1/2/27	(10)
	282	-	33.088	1/2/27	(10)
	-	997	33.088	1/2/27	(10)
	3,363	-	30.08	1/2/32	(10)
	-	252	30.08	1/2/32	(10)

Kyri K. Van Hoose	2,636	2,051	86.24	8/31/31	(7)
	1,093	782	30.08	1/2/32	(10)
	-	6,250	4.96	1/2/33	(12)

Christopher J. Nardo, Ph.D.	152	-	91.84	3/30/31	(8)
	381	-	91.84	3/31/31	(3)
	381	-	91.84	3/31/31	(4)
	1,143	381	91.84	3/31/31	(5)
	99	-	91.84	3/31/31	(6)
	730	794	91.84	3/31/31	(2)
	-	1,875	30.08	1/2/32	(10)
	-	1,875	8.21	6/30/32	(11)
	-	6,250	4.96	1/2/33	(12)

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_____________

(1)	This stock option award was granted March 31, 2021. The stock option vests in 35 equal monthly installments commencing January 11, 2021.
(2)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing January 1, 2021.
(3)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing January 1, 2018.
(4)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing December 19, 2018.
(5)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing December 11, 2019
(6)	This stock option award was granted March 31, 2021 and was fully vested at issuance.
(7)	This stock option award was granted September 1, 2021. The stock option vests in 48 equal monthly installments commencing September 1, 2021.
(8)	This stock option award was granted on March 31, 2021 and is fully vested. The stock option vested in 48 equal monthly installments commencing September 1, 2017.
(9)	This stock option award was granted January 3, 2022 and was fully vested at issuance.
(10)

This stock option award was granted January 3, 2022. The stock option vests 40% at the first anniversary date of the stock option grant with the remaining 60% vesting over the remaining 36 months for a total vest period of 48 months.

(11)

This stock option award was granted July 1, 2022. The stock option vests 25% at the first anniversary date of the stock option grant with the remaining vesting in 36 equal monthly installments commencing July 1, 2023.

(12)

This stock option award was granted January 3, 2023. The stock option vests 25% at the first anniversary date of the stock option grant with the remaining vesting in 36 equal monthly installments commencing January 3, 2024.

We did not engage in any repricings or other modifications or cancellations to any of our named executive officers’ outstanding option awards during the year ended December 31, 2023.

All options reflected in the above table as of December 31, 2023, were cancelled for no consideration in February 2024. None of our Named Executive Officers have been granted any replacement options.

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DIRECTOR COMPENSATION

Director Compensation Table - 2023

The following table sets forth information concerning the compensation paid to our non-employee directors during 2023.

Name	Fees Earned Paid in Cash (1)	Stock Awards (2)	Stock Option Awards (3)	Total
David Hale	$73,000	$-	$-	$73,000
Wendell Wierenga, Ph.D.	50,000	-	-	50,000
Kathleen Scott	55,000	-	-	55,000
Steven J. Mento, Ph.D.	44,000	-	-	44,000
Mary Fisher	47,500	-	-	47,500
Andrew Sandler, M.D.	49,000	-	-	49,000
Brittany Bradrick	47,500	-	-	47,500

________________________

(1)	Board of Director fees earned or paid in cash were for calendar year 2023, representing fees earned by our non-employee directors.

(2)	The Board of Directors did not receive stock awards in 2023. All compensation was paid in cash.

(3)

The Board of Directors did not receive stock option awards in 2023. The Company did not have sufficient authorized shares in the 2021 EIP to make awards in 2023. As of December 31, 2023, the following options remained outstanding: (i) David Hale held options exercisable for 625 shares of common stock; (ii) Wendell Wierenga, Ph.D. held options exercisable for 1,378 shares of common stock; (iii) Kathleen Scott held options exercisable for 937 shares of common stock; (iv) Steven J. Mento, Ph.D. held options exercisable for 937 shares of common stock; (v) Mary Fisher held options exercisable for 937 shares of common stock; (vi) Andrew Sandler, M.D. held options exercisable for 937 shares of common stock; and (vii) Brittany Bradrick held options exercisable for 625 shares of common stock. All options reflected in the above table as of December 31, 2023, were cancelled for no consideration in February 2024. None of our directors have been granted any replacement options.

Director Compensation Policy

We have adopted a compensation policy pursuant to which our non-employee board members receive $40,000 per year ($60,000 for Lead Director), each member of the Audit Committee receives $7,500 per year ($15,000 for the Chair), each member of the Compensation Committee receives $5,000 per year ($10,000 for the Chair), and each member of the Nominating and Corporate Governance Committee receives $4,000 per year ($8,000 for the Chair). Any compensation to be paid under this policy may be made in cash or restricted stock units at the election of each board member which must be made in the prior calendar year. As part of this director compensation policy, our directors may elect to receive their annual compensation (i) 100% in restricted stock units, (ii) 50% in cash and 50% in restricted stock units, or (iii) 100% in cash. To the extent any of our directors elect to receive any of their compensation in restricted stock units, such restricted stock units will not be subject to any vesting term.

We have also adopted an equity compensation policy pursuant to which board members shall automatically be granted stock options to purchase 10,000 shares of our Common Stock upon joining the board of directors (“New Director Grants”), and on January 1 of each year, each then serving non-employee director shall be automatically granted stock options to purchase 10,000 shares of our Common Stock (“Continuing Director Grants”). Commencing on January 1, 2024, the New Director Grants vest upon the third anniversary of the date of grant, and the Continuing Director Grants vest in twelve equal monthly installments commencing on the date of grant. These stock options shall have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of Common Stock on the date of grant. All options to be granted under this policy will be granted pursuant to our 2021 Plan.

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Equity Compensation Plan Information

2021 Equity Incentive Plan

General

On March 24, 2021, our Board and stockholders adopted the 2021 Plan which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our Common Stock and other types of awards. On June 29, 2021, our Board and stockholders approved an amendment to the 2021 Plan to increase the aggregate number of shares of Common Stock available for issuance in connection with options and other awards granted under the 2021 Plan. On June 22, 2023, our Board and stockholders approved an additional amendment to the 2021 plan to increase the aggregate number of shares of Common Stock available for issuance in connection with options and other awards under the 2021 Plan.

The general purpose of the 2021 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2021 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2023.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(2)
Equity compensation plans approved by security holders(1)	102,074	$40.77	513,277
Equity compensation plans not approved by security holders	-	$-	-
Total

(1)	The amounts shown in this row include securities under the 2021 Plan.

(2)

In accordance with the “evergreen” provision in the 2021 Plan, an additional 39,308 shares were automatically made available for issuance on the first day of 2024, which represents 1% of the number of shares outstanding on December 31, 2023; these shares are excluded from this calculation.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors (the “Board”) of Dermata Therapeutics, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.

2.

The Audit Committee has discussed with representatives of Moss Adams LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.

The Audit Committee has discussed with Moss Adams LLP, the Company’s independent registered public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Moss Adams LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Audit Committee of Dermata Therapeutics, Inc.

Kathleen Scott, Chairwoman

Mary Fisher

Brittany Bradrick

*

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 20, 2024 by:

•	each of our stockholders who is known by us to beneficially own 5% or more of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and current officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of March 20, 2024 are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Unless indicated below, the address of each individual listed below is c/o Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130.

The percentage of the Common Stock beneficially owned by each person or entity named in the following table is based on 6,660,840 shares of Common Stock issued and outstanding as of March 20, 2024 plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after March 20, 2024 held by such person or entity.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares		Percentage of Shares
Name of Beneficial Owner (1)	Beneficially Owned (2)		Beneficially Owned

5% of Greater Stockholders
Proehl Investment Ventures LLC	183,345	(3)(4)	2.8%

Named Executive Officers and Directors other than 5% or Greater Stockholders
Gerald T. Proehl	208,829	(3)(4)(5)	3.1%
Christopher J. Nardo, Ph.D.	1,722	(6)	*
Kyri K. Van Hoose	-	(7)	*
David Hale	46,788	(8)(9)(10)	*
Wendell Wierenga, Ph.D.	7,232	(11)	*
Kathleen Scott	5,181	(12)	*
Steven J. Mento, Ph.D.	3,333	(13)	*
Mary Fisher	4,798	(14)	*
Andrew Sandler, M.D.	4,844	(15)	*
Brittany Bradrick	4,798	(16)	*
All Directors and Officers as a Group (11 persons)	287,525		4.3%
*Less than 1%.

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(1)

Unless noted otherwise, the address of all listed stockholder is 3525 Del Mar Heights Rd., #322 San Diego, CA 92130. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

(2)

We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Unless otherwise noted, the shares of Common Stock listed above are owned as of the Record Date and are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.

(3)

Gerald T. Proehl, our Chairman and Chief Executive Officer is the Chairman and Chief Executive Officer of Proehl Investment Ventures LLC. Due to Mr. Proehl’s ownership of Proehl Investment Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our Common Stock held by Proehl Investment Ventures LLC. As a result, Mr. Proehl may be deemed to beneficially own the shares of our Common Stock held by Proehl Investment Ventures LLC.

(4)

Includes (i) 181,596 shares of Common Stock held by Proehl Investment Ventures LLC, (ii) 1,749 shares of Common Stock issuable upon exercise of warrants held by Proehl Investment Ventures LLC that are exercisable within 60 days of the Record Date.

(5)

Includes (i) 3,719 shares of Common Stock held by Mr. Proehl, (ii) 558 shares of Common Stock held by Mr. Proehl as Trustee of the Megan Proehl Wilder 2020 Irrevocable Trust, (iii) 1,116 shares of Common Stock held by Mr. Proehl as Trustee of the Allison Taylor Proehl 2020 Irrevocable Trust, (iv) 2,235 shares of Common Stock held by Mr. Proehl as Trustee of the Sean Michael Proehl Irrevocable Trust Dated December 18, 2020, and (v) 8,928 shares of Common Stock and warrants to purchase up to 8,928 shares of Common Stock held by Mr. Proehl as Trustee of the Proehl Family Trust. Does not include 125,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Proehl that are not exercisable within 60 days of the Record Date.

(6)

Includes (i) 1,570 shares of Common Stock held by Dr. Nardo, and (ii) 152 shares of Common Stock held by Dr. Nardo as Co-Trustee of the Nardo Family Trust Dated October 3, 2001. Does not include 50,000 shares of Common Stock issuable upon exercise of stock options held by Dr. Nardo that are not exercisable within 60 days of the Record Date.

(7)	Does not include 50,000 shares of Common Stock issuable upon exercise of stock options held by Ms. Van Hoose that are not exercisable within 60 days of the Record Date.

(8)

David Hale, our Lead Director, is the Chairman and Chief Executive Officer of Hale BioPharma Ventures LLC. Due to Mr. Hale’s control of Hale BioPharma Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our Common Stock held by Hale BioPharma Ventures LLC. As a result, Mr. Hale may be deemed to beneficially own the shares of our Common Stock held by Hale BioPharma Ventures LLC.

(9)

Includes (i) 33,307 shares of Common Stock held by Hale BioPharma Ventures LLC, and (ii) 190 shares of Common Stock held by Hale BioPharma Ventures LLC issuable upon exercise of warrants exercisable within 60 days of the Record Date.

(10)

Includes (i) 4,732 shares of Common Stock held by Mr. Hale, (ii) 3,333 shares of Common Stock issuable upon exercise of stock options held by Mr. Hale exercisable within 60 days of the Record Date, (iii) 762 shares of Common Stock held by a limited partnership of which Mr. Hale serves as the General Partner and as such, has voting and dispositive control over the shares of Common Stock, and (iv) 2,232 shares of Common Stock and warrants to purchase up to 2,232 shares of Common Stock held by Mr. Hale as Trustee of the Hale Family Trust. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Mr. Hale that are not exercisable within 60 days of the Record Date.

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(11)

Includes (i) 3,899 shares of Common Stock held by Dr. Wierenga, and (ii) 3,333 shares of Common Stock issuable upon exercise of stock options held by Dr. Wierenga exercisable within 60 days of the Record Date. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Dr. Wierenga that are not exercisable within 60 days of the Record Date.

(12)

Includes (i) 152 shares of Common Stock held by Ms. Scott as Trustee of the Scott 2008 Trust dated 3/28/08, (ii) 1,696 shares of Common Stock held by Ms. Scott, and (iii) 3,333 shares of Common Stock issuable upon exercise of stock options held by Ms. Scott exercisable within 60 days of the Record Date. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Ms. Scott that are not exercisable within 60 days of the Record Date.

(13)

Includes 3,333 shares of Common Stock issuable upon exercise of stock options held by Dr. Mento exercisable within 60 days of the Record Date. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Dr. Mento that are not exercisable within 60 days of the Record Date.

(14)

Includes (i) 1,465 shares of Common Stock held by Ms. Fisher, and (ii) 3,333 shares of common stock issuable upon exercise of stock options held by Ms. Fisher exercisable within 60 days of the Record Date. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Ms. Fisher that are not exercisable within 60 days of the Record Date.

(15)

Includes (i) 1,511 shares of common stock held by Dr. Sandler, and (ii) 3,333 shares of common stock issuable upon exercise of stock options held by Dr. Sandler exercisable within 60 days of the Record Date. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Dr. Sandler that are not exercisable within 60 days of the Record Date.

(16)

Includes (i) 1,465 shares of common stock held by Ms. Bradrick, and (ii) 3,333 shares of common stock issuable upon exercise of stock options held by Ms. Bradrick exercisable within 60 days of the Record Date. Does not include 6,667 shares of Common Stock issuable upon exercise of stock options held by Ms. Bradrick that are not exercisable within 60 days of the Record Date.

Transactions with Related Persons

The following is a description of transactions since January 1, 2022 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements with our Named Executive Officers which are described under “Executive Compensation.”

Employment Agreement with Child of Chief Executive Officer

Sean Proehl, the son of Gerald T. Proehl, our Chief Executive Officer, is currently employed as our Associate General Counsel. Mr. Sean Proehl receives a salary of $200,000 a year. In addition, Mr. Sean Proehl is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our Board of Directors or Compensation Committee, in its discretion.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions:

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2023, and 2022, and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to: (i) whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party; (ii) the extent of the related person’s interest in the transaction; (iii) the benefits to the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; (v) the availability of other sources for comparable products or services; (vi) the terms of the transaction; and (vii) the terms available to unrelated third parties. All related-party transactions may only be consummated if our audit committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Any member of the audit committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the audit committee that considers the transaction.

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PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE 2021 PLAN TO INCREASE THE NUMBER OF

SHARES RESERVED FOR ISSUANCE THEREUNDER AND INCREASE THE EVERGREEN PROVISION

General

The general purpose of the 2021 Plan is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers (including consultants, advisors and prospective employees, officers, non-employee directors, consultants and advisors) develop a sense of proprietorship and personal involvement in the development and the financial success of our Company and to encourage them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our stockholders. We, by means of the 2021 Plan, seek to retain the services of these eligible persons and to provide incentives for these persons to exert maximum efforts for the success of our Company.

Our Board believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long-term plans and securing our growth and financial success. On February 22, 2024, our Board approved an amendment to increase the number of shares authorized for issuance under the 2021 Plan to 1,198,951 shares and amended the Evergreen Provision from one percent (1%) to five percent (5%) (collectively, the “Plan Amendment”). The Board directed that Plan Amendment be submitted to the stockholders for approval at the Annual Meeting. A copy of the Plan Amendment is attached as Annex A.

If our stockholders do not approve this proposal, the Company will continue to operate the 2021 Plan under its current provisions.

Reasons for the Proposed Amendment

Our Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:

•

Our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. Being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. Equity awards are intended to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.

•

The current number of shares remaining available for grant under the 2021 Plan is insufficient in light of our existing compensation structure and strategy. The additional share authorization being sought, together with the increases pursuant to the proposed amended Evergreen Provision, are necessary to help ensure we have a sufficient number of shares authorized, reserved for issuance, and available to appropriately compensate our employees, non-employee directors and consultants in 2024, and to issue appropriate awards going forward, under the 2021 Plan.

•

In determining the number of additional shares to be reserved for issued under the 2021 Plan and the appropriate evergreen percentage under the amended 2021 Plan, the Board reviewed market, industry and compensation peer group practices and data. The Board determined that the 2021 Plan does not provide sufficient share authorization to appropriately compensate our employees, non-employee directors and consultants for a duration comparable to that of the equity incentive plans of similarly situated companies. We believe the Plan Amendment Proposal will remedy this by both meeting our specific needs and positioning us to be in line with the equity incentive plan share authorization levels at similarly situated companies.

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Stockholders are being asked to approve the Plan Amendment Proposal to satisfy 2021 Plan and the Nasdaq Stock Market LLC requirements and to qualify certain stock options authorized under the Amended Plan for treatment as incentive stock options (“ISOs”) under Section 422 of the Code.

Overview of Key Changes Implemented by the Plan Amendment

The Plan Amendment implements the following key changes to the 2021 Plan:

•	Increases the non-evergreen portion of the Overall Share Limit from 629,069 to 1,198,951 shares of Common Stock (subject to the annual 1% evergreen increase to the share reserve currently in effect);

•

Increases the annual evergreen portion of the Overall Share Limit such that the number of shares of Common Stock authorized for issuance under the 2021 Plan increases on the first day of each calendar year, beginning on January 1, 2025 and ending on and including January 1, 2031, by 5% of the aggregate number of shares of Common Stock outstanding on December 31st of the preceding calendar year; and

•	Increases the number of shares of Common Stock that may be granted as ISOs under the 2021 Plan to 1,198,951.

As of December 31, 2023, there are 513,277 shares of Common Stock available for future issuance under the 2021 Plan (not including future increases under the Plan’s current evergreen provision). This amount, even when including the increase under the 2021 Plan’s current evergreen provision that occurred on January 1, 2024, is insufficient for us to be able to attract, recruit, motivate and retain employees, non-employee directors and consultants or to appropriately compensate these individuals in 2024, and to issue appropriate awards going forward, under the 2021 Plan.

In the event that stockholders do not approve the Plan Amendment Proposal, the amended evergreen provision will not become effective nor will the number of shares reserved for issuance under the 2021 Plan increase. Awards will continue to be made under the 2021 Plan to the limited extent that there are available shares of Common Stock to do so.

Description of the 2021 Plan

The following description of the material terms of the 2021 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2021 Plan, which is incorporated herein by reference to Exhibit 10.2 of the Company’s Annual Report filed March 21, 2024.

General

On March 31, 2021, our Board adopted, and our stockholders approved, the 2021 Plan. On June 29, 2021 and on June 23, 2023 our stockholders approved amendments to the 2021 Plan to increase the aggregate number of shares of Common Stock available for issuance in connection with options and other awards.

Administration

The 2021 Plan is administered by the Compensation Committee of our Board (the “Committee”), although our entire Board may act in lieu of the Committee at any time with respect to any matter.

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The Committee may grant options to purchase shares of our Common Stock, stock appreciation rights, restricted shares of our Common Stock, restricted stock units, performance share awards payable in shares of our Common Stock, performance unit awards payable in cash, incentive bonus awards, other cash-based awards or other stock-based awards (each, an “Award”). Subject to the provisions of the 2021 Plan, and in the case of the Committee, subject to the specific duties delegated by the Board to the Committee, the Committee also has the authority, among other things:

•	to select the individuals to whom Awards may be granted under the 2021 Plan;

•	to determine the time or times of grant for each Award granted under the 2021 Plan;

•	to determine the number of shares of Common Stock, units, or other rights to be covered by any award under the 2021 Plan;

•	to determine and modify the terms and conditions of each Award granted under the 2021 Plan and to approve the forms of award agreements for use under the 2021 Plan;

•	to accelerate the exercisability or vesting of all or any portion of an Award under the 2021 Plan;

•	to extend the time in which any option may be exercised under the 2021 Plan, subject to certain limitations therein;

•	to adopt, alter and repeal rules and guidelines relating to the 2021 Plan;

•	to interpret the terms of the 2021 Plan and any Award; and

•	to make all other determinations deemed advisable for administering the 2021 Plan.

The Committee may delegate to one or more “reporting persons” (within the meaning of Rule 16a-2 under the Exchange Act) and/or officers who are not reporting persons, the authority to grant Awards to employees. The Committee may revoke or amend any such delegation at any time.

Eligibility

Full-time or part-time officers, employees, non-employee directors, consultants, advisors and other service providers (including prospective employees, officers, employees, non-employee directors, consultants, advisors and other service providers) of our Company or any of its subsidiaries are eligible to receive options or other Awards under the 2021 Plan. Incentive stock options may be granted only to employees. Recipients of options or other Awards are sometimes referred to in this document as participants.

Shares Subject to the 2021 Plan

Prior to the proposed increase, an aggregate of 629,069, shares of our Common Stock was authorized for issuance under the 2021 Incentive Plan, all of which may be issued in respect of incentive stock options, subject to customary adjustments for stock splits, stock dividends or similar transactions. As of March 20, 2024, 205,108 shares of remained available for issuance under the 2021 Incentive Plan. Shares of Common Stock underlying Awards granted under the 2021 Plan that are forfeited, canceled or otherwise terminated (other than by exercise) will be available for future grants under the 2021 Plan. Awards settled in cash and shares of Common Stock that otherwise would have been issued upon the exercise of a stock option or in payment with respect to any other form of award, that are surrendered in payment or partial payment of the exercise price and/or taxes required to be withheld with respect to the exercise thereof or the making of such payment, will also no longer be counted against the foregoing maximum share limitation.

In addition, the 2021 Plan contains the Evergreen Provision. The Plan Amendment Proposal would increase the Evergreen Provision from one percent (1%) to five percent (5%). However, the Board may act prior to the first day of any calendar year to provide that there shall be no increase for such calendar year, or that the Annual Increase shall be a lesser number of shares of Common Stock than would otherwise occur. None of the additional shares may be issued in respect of incentive stock options.

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Limitations

The accounting value of Awards granted under the 2021 Plan to any non-employee director during any calendar year may not exceed $500,000 (inclusive of any cash awards to such non-employee director for such year that are not made pursuant to the 2021 Plan); provided that in the case of a new non-employee director, such amount shall be increased to $750,000 for the initial year of such non-employee director’s term.

Terms and Conditions of Stock Options

Options granted under the 2021 Plan may, in the discretion of the Committee, be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code and/or “non-qualified stock options” that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the 2021 Plan. The exercise price of options must, however, be at least equal to the fair market value per share of our Common Stock as of the date of grant (or 110% of fair market value in the case of incentive options granted to a ten percent (10%) stockholder). The term of each option will be stated in the applicable stock option award agreement. At the time that stock options are granted, the Committee will fix the period within which the option may be exercised and will determine any conditions that need to be satisfied before the option can be exercised. Any option granted under the 2021 Plan only will be exercisable according to the terms of the 2021 Plan and at such times and under such conditions as determined by the Committee and set forth in the related stock option award agreement. Unless otherwise provided by the Committee, no Option shall provide for vesting or exercise earlier than one year after the date of grant. The Committee, in its sole discretion, may permit unvested non-qualified stock options to be exercised, in which case the shares of Common Stock then issued shall be restricted stock having analogous vesting restrictions to the unvested non-qualified stock options.

The Committee also will determine the acceptable form(s) of consideration for exercising an option in an option award agreement, which consideration may consist of bank or certified check or such other means as the Committee may accept. As provided for in an award agreement or otherwise determined by the Committee, payment may be made in full or in part: (i) in shares of Common Stock that have been held by the recipient for such period as the Committee deems appropriate, valued at the fair market value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the option; (iii) by a cashless exercise program implemented by the Committee in connection with the 2021 Plan; (iv) subject to the approval of the Committee, by a full recourse, interest bearing promissory note having such terms as the Committee may permit; and/or (v) by such other method as may be approved by the Committee and set forth in an award agreement.

Continuous Service

For the purposes of the 2021 Plan “Continuous Service” means that the participant’s service with the Company or an Affiliate (as defined by the 2021 Plan), whether as an employee, director, consultant or other service provider, is not interrupted or terminated. A change in the capacity in which the participant renders service to the Company or a change in the entity for which the participant renders such service, provided that there is no interruption or termination of the participant’s service with the Company or an Affiliate, will not terminate a participant’s Continuous Service. However, if the entity for which the service is being provided ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, then Continuous Service will be considered to have terminated as of the date the entity ceased to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer may determine if Continuous Service is interrupted upon an approved leave of absence or a transfer between the Company, an Affiliate, or their successors.

Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by law, vesting of Awards shall be tolled during any unpaid leave of absence by a participant.

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Stock Appreciation Rights

The Committee may grant stock appreciation rights to any eligible individual at such time or times, in such amounts, and on such terms and conditions as the Committee determines. Upon the exercise of a stock appreciation right, the recipient will be entitled to receive a payment equal to the fair market value of our Common Stock as of the date of exercise, less the exercise price applicable to the right, multiplied by the number of shares of our Common Stock with respect to which such right is exercised. Such payment shall be made in the form of shares of our Common Stock (valued at their fair market value on the date of exercise), in cash, or in a combination of cash and Common Stock, subject to applicable withholding. The exercise price of a stock appreciation right must be at least equal to the fair market value per share of our Common Stock as of the date of grant. Unless otherwise provided by the Committee, no stock appreciation right shall provide for vesting or exercise earlier than one year after the date of grant. The requirements for vesting and exercisability may be based on the Continuous Service of a recipient for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any stock appreciation right at any time.

Restricted Stock Awards and Restricted Stock Units

The Committee may grant a restricted stock award and/or restricted stock unit awards to any eligible individual. Under a restricted stock award, shares of our Common Stock that are the subject of the Award are generally subject to restrictions on transfer and forfeiture to the extent that specified conditions are not satisfied. Under a restricted stock unit award, the recipient will be entitled to receive shares of our Common Stock, cash, or a combination of shares and cash, such payment to be made at a future date upon or following the attainment of certain conditions specified by the Committee. The Committee will determine the restrictions and vesting terms of each restricted stock award and restricted stock unit award, which may include the achievement of certain performance goals and/or a period of Continuous Service. The Committee may, in its discretion, accelerate the vesting of a restricted stock award or restricted stock unit award at any time.

Shares of our Common Stock that are subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award unless and until the applicable restrictions lapse. Subject to the terms of the restricted stock award agreement, holders of restricted shares will have the right to vote such shares during the restriction period. If any dividends or distributions are paid in stock while a restricted stock award is subject to restrictions, the shares issued will be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid unless otherwise set forth in an award agreement.

Restricted stock unit awards will be subject to such restrictions and conditions as the Committee determines. The Committee may provide for “dividend equivalents” to be paid with respect to restricted stock units, which payments may, in the Committee’s discretion, be distributed or accumulated and paid when (and if) the underlying restricted stock units vest. Any dividend equivalents will be subject to the same restrictions as the underlying restricted stock units, unless the applicable award agreement provides otherwise.

Performance Share Awards and Performance Unit Awards

The Committee may make performance share and performance unit awards under the 2021 Plan entitling the recipient to acquire, as applicable, shares of our Common Stock or an amount payable in cash, or a combination thereof, upon the attainment of specified performance goals during a specified performance period. The Committee will determine the restrictions and conditions applicable to each performance share and performance unit award.

Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards

The Committee may award to eligible individuals other types of cash-based or equity-based Awards under the 2021 Plan, such as the transfer of actual shares of Common Stock to a participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. The Committee may make cash-based or equity-based awards on such terms and conditions as the Committee, in its discretion, deems appropriate. Payment may be made in cash or shares of our Common Stock, as determined by the Committee.

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Transferability

Unless determined otherwise by the Committee, an Award under the 2021 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and an Award may be exercised only by the recipient during the lifetime of that recipient (or legal representative in the case of the recipient’s incapacity). The Committee may in its discretion permit transfers of Awards in the form of a non-qualified stock options, share-settled stock appreciation rights, restricted stock, performance shares or share-settled other stock-based awards (i) to a recipient’s “Immediate Family” (as defined in the 2021 Plan), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any permitted transferee of an Award shall be required to agree in writing to be bound by all of the terms and conditions of the 2021 Plan and the applicable award agreement.

Effect of a Change in Control

The Committee may, at the time of the grant of an Award, provide for the effect of a change in control on any Award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any Award, (ii) eliminating or modifying the performance or other conditions of an Award, (iii) providing for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) making such other modifications or adjustments to an Award as the Committee determines to be appropriate to maintain and protect the rights of participants upon a change in control.

The Committee may, in its discretion and without the need for the consent of any participant, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and stock appreciation rights to become immediately exercisable, in whole or in part; (b) cause any other Awards to become non-forfeitable, in whole or in part; (c) cancel any option or stock appreciation right in exchange for a substitute option; (d) cancel any other Award in exchange for capital stock of the successor corporation; (e) redeem any restricted stock award for cash and/or other substitute consideration based on the fair market value of a share of Common Stock based on the value of our Common Stock on the date of the change in control, (f) terminate any Award in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the participant’s rights as of the date of the occurrence of the change in control (the “Change in Control Consideration”),and cancel any stock option or stock appreciation award without any payment if its exercise price equals or exceeds the value of our Common Stock on the date of the change in control or the Change in Control Consideration; or (g) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the change in control to holders of Common Stock.

In general, a “change in control” will, unless otherwise provided in an award agreement, employment agreement, consulting agreement or other similar agreement between the parties, occur for purposes of the 2021 Plan upon the occurrence of any one of the following events:

•	a person, including certain corporations or entities, becomes the beneficial owner of 50% or more of our Company’s outstanding voting securities;

•

a merger or other business combination of our Company, other than a merger or other business combination involving only the Company and one or more of its subsidiaries, or a merger or other business combination in which the stockholders of the Company immediately prior to the transaction continue to have a majority of the voting power in the resulting entity or a parent entity;

•	the sale or transfer of all or substantially all of the assets of our Company to an entity that is not an affiliate;

•

a change in the members of the Board within a 12-month period that results in the incumbent directors (including new directors whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 12-month period) no longer constituting a majority of the Board; or

•	approval of a plan of complete liquidation or dissolution of the Company.

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Adjustments upon Changes in Capitalization

In the event that our outstanding Common Stock is changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split (including the Reverse Stock Split), stock dividend or the like, an adjustment shall be made by the Committee, in the manner and to the extent that it deems appropriate and equitable, in the aggregate number of shares available under the 2021 Plan, the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, the price for each share, unit or other right subject to outstanding Awards, the performance measures or goals relating to the vesting of an Award, and any other terms of an Award that are affected by the event to prevent dilution or enlargement of a participant’s rights under an Award.

Term; Amendment and Termination

No Awards may be granted under the 2021 Plan on or after March 31, 2031, however, the 2021 Plan will continue thereafter while previously granted options or other Awards remain subject to the 2021 Plan.

Our Board may at any time amend, suspend or terminate the 2021 Plan, provided, however, that (a) no such amendment, suspension or termination may materially and adversely affect the rights of any participant under any outstanding Awards without the consent of such participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the 2021 Plan that (i) increases the number of shares of Common Stock available for issuance under the 2021 Plan, or (ii) changes the persons or class of persons eligible to receive Awards.

Forfeiture of Awards

All Awards under the 2021 Plan and any compensation directly attributable to any Award under the 2021 Plan may, in an award agreement, be made subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events (such events may include, but are not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants or other conduct that is detrimental to the business or reputation of the Company) in addition to any otherwise applicable vesting or performance conditions of an Award. In addition, any amounts paid under the 2021 Plan are subject to recoupment in accordance with The Dodd-Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, the Company’s Compensation Recovery Policy in connection with a Restatement (as such term is defined in the Company’s Compensation Recovery Policy), or as is otherwise required by applicable law or stock exchange listing condition.

No Right to Continued Employment or Service

Nothing in the 2021 Plan, any Award granted under the 2021 Plan, nor any agreement entered into in connection with such an Award, will confer upon any recipient of an Award any right to continue in the employ or service of the Company or any of its subsidiaries, or in any way interfere with the right of either the Company or any of its subsidiaries or the recipient to terminate the employment or service relationship at any time.

Governing Law

The 2021 Plan and all rights under the 2021 Plan shall be subject to and interpreted in accordance with, the laws of the State of Delaware.

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Principal Federal Income Tax Consequences

Following is a summary of the principal federal income tax consequences of options and other Awards under the 2021 Plan. Optionees and recipients of other rights and Awards granted under the 2021 Plan are advised to consult their personal tax advisors before exercising an option, stock appreciation right or other Award or disposing of any stock received pursuant to the exercise of an option, stock appreciation right or other Award. In addition, the following summary is based upon an analysis of the Code and the regulations promulgated thereunder as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address employment or estate taxes, or state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and non-qualified stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Plan.

Generally, upon exercise of a non-qualified stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the Common Stock on the exercise date over the exercise price and the Company will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the optionee.

For incentive stock options, in general, there is no taxable income to an optionee at the time of exercise if at all times during the period beginning on the date of grant and ending three months before the date of exercise of the option (one year in case of termination due to total and permanent disability), the optionee is continuously employed by the Company or an affiliate. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one year holding period requirements are not met a “disqualifying disposition”, an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of any gain will be treated as short-term or long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the optionee.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will the Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the recipient will recognize ordinary income, and the Company generally will be entitled to a corresponding tax deduction, in an amount equal to the fair market value of the share of our Common Stock issued to the recipient at the time of exercise.

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Treatment of Restricted Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or the Company upon the issuance of shares of restricted stock. At the expiration of the restriction period and the satisfaction of the forfeiture restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company will generally be entitled to a corresponding deduction equal to the fair market value of the shares of Common Stock at that time less the amount paid (if any) for such shares. If a Section 83(b) Election is made within 30 days after the date the shares of restricted stock are issued to the recipient, the recipient will recognize an amount of ordinary income at the time of issuance of the restricted shares, and the Company will generally be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time less the amount paid (if any) for such shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares) but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of issuance of the shares.

The recipient of a restricted stock unit award will generally recognize ordinary income as and when the shares of Common Stock subject to such award are issued to the recipient in an amount equal to the fair market value of the shares of our Common Stock issued (plus the amount (if any) of any cash received). The Company will generally be entitled to a corresponding tax deduction at such time. The recipient of a restricted stock unit award may not make a Section 83(b) Election upon receipt of a stock unit award.

Treatment of Performance Share Awards, Performance Unit Awards, Incentive Bonus Awards Other Cash-Based Awards and Other Stock-Based Awards.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock based awards will depend on the terms and conditions of those awards, but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income.

Tax Withholding

The Company has the right to deduct or withhold, or require a participant to remit to the Company, the amount required to satisfy minimum statutory withholding requirements of federal, state and local tax laws and regulations (domestic or foreign) with respect to any taxable event arising as a result of the 2021 Plan. Subject to the terms of the award agreement, to fulfill the withholding obligation, a participant may tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate fair market value sufficient to satisfy in whole or in part the applicable withholding taxes, or may utilize a broker-assisted exercise procedure implemented by the Committee in connection with the 2021 Plan. Notwithstanding the foregoing, a participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the participant to a substantial risk of liability under Section 16 of the Exchange Act; or (ii) such withholding would constitute a violation of the provisions of any law or regulation.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND DERMATA WITH RESPECT TO AWARDS UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Inapplicability of Code Sections and ERISA

Sections 401(a) and 401(k) of the Code and the provisions of the Employee Retirement Income Security Act of 1974 (commonly known as “ERISA”) are not applicable to the 2021 Plan.

Vote Required

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve this Proposal 2. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR 2021 PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER TO 1,198,951 SHARES AND TO INCREASE THE EVERGREEN PROVISION TO 5%.

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PROPOSAL 3: THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO

EFFECT THE REVERSE STOCK SPLIT IN THE APPROVED SPLIT RATIO AT THE BOARD’S DISCRETION

Overview

 Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to amend our Charter (the “Reverse Split Charter Amendment”), to authorize our Board to effect a reverse stock split of our issued and outstanding shares of Common Stock at a specific ratio, ranging from one-for-five (1:5) to one-for-thirty (1:30) (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Stock Split”). A vote for this Proposal 3 will constitute approval of the Reverse Stock Split that, if and when authorized by the Board and effected by filing the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between five (5) and thirty (30) shares of our Common Stock into one share of our Common Stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding. Because the number of authorized shares of our Common Stock will not be reduced in connection with the Reverse Stock Split, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our Common Stock available for issuance in the future. There will be no effect to our current issued and outstanding warrants, (the “Public Warrants”).

The Board approved and recommended seeking stockholder approval of the Reverse Split Charter Amendment on February 22, 2024. Accordingly, stockholders are asked to approve the Reverse Split Charter Amendment set forth in Annex B to effect the Reverse Stock Split consistent with those terms set forth in this Proposal 3, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as its specific ratio within the range of the Approved Split Ratios. The text of Annex B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split.

 If approved by the holders of our outstanding voting securities, the Reverse Stock Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Annual Meeting and would become effective upon the time specified in the Reverse Split Charter Amendment as filed with the Secretary of State of the State of Delaware. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of us and our stockholders. Subject to approval of the Reverse Split Charter Amendment through the approval of the Reverse Stock Split, no further action on the part of our stockholders will be required to either implement or abandon the reverse stock split.

Purpose and Rationale for the Reverse Stock Split

 Avoid Delisting from Nasdaq. On November 15, 2023, we received a deficiency letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that we were not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Bid Price Requirement”) because our shares of Common Stock have been selling for 30 consecutive business days at a low price per share (the “Nasdaq Notice”). The Letter does not result in the immediate delisting of our Common Stock from Nasdaq. However, pursuant to Rule 5810(c)(3)(A), the Nasdaq staff determined that our continued listing is predicated on demonstrating sustained price improvement within a reasonable period of time or effecting a Reverse Stock Split of our Common Stock, which the staff determined to be no later than May 13, 2024.

 Failure to adopt and approve the Reverse Stock Split may potentially have serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the minimum bid price requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

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 As of March 20, 2024, our Common Stock closed at $0.40 per share on Nasdaq. The Reverse Stock Split, if effected, would likely have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.

 Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has approved resolutions proposing the Reverse Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting.

 Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

 Other Effects. The Board believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and Warrants and will encourage interest and trading in our Common Stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Stock Split could help increase analyst and broker’s interest in our Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

 Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

 In addition, because the number of authorized shares of our Common Stock will not be reduced, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Common Stock would allow us to issue additional shares of Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Common Stock each time such an action is contemplated.

 The increase in authorized shares of our Common Stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our Common Stock.

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 Disadvantages to an effective increase in the number of authorized shares of Common Stock may include:

•	Stockholders may experience further dilution of their ownership.

•

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of our Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

•

The effective increase in authorized shares of Common Stock which may result from the Reverse Stock Split would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

•

The issuance of authorized but unissued shares of Common Stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of our securities, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Common Stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock and have the desired effect of regaining and/or maintaining compliance with Nasdaq.

If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and/or maintain compliance with the Nasdaq minimum bid price requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Even if the Reverse Stock Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

A decline in the market price of our Common Stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

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The proposed Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock and Public Warrants may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Further, the Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of our Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

Because the number of authorized shares of our Common Stock will not be reduced proportionately at any Approved Split Ratio greater than one-for-five, the Reverse Stock Split may increase the Board's ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Determination of the Ratio for the Reverse Stock Split

 If Proposal 3 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-five (1:5) to not more than one-for-thirty (1:30). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including:

•	the historical and projected performance of our Common Stock;

•	prevailing market conditions and general economic trends;

•	the projected impact on the Approved Split Ratio on trading liquidity in our Common Stock and our ability to regain and/or maintain continued listing on Nasdaq; and

•	will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split.

The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of March 20, 2024, after completion of the Reverse Stock Split we will have between 222,028 and 1,332,168 shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by our Board.

Principal Effects of the Reverse Stock Split

 After the effective time of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

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 The following table contains the approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a one-for-five (1:5) to one-for-thirty (1:30) Reverse Stock Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of December 31, 2023.

After Each Reverse Stock Split Ratio

	Current	1:5	1:15	1:30
Common Stock Authorized (1)	250,000,000	250,000,000	250,000,000	250,000,000
Common Stock Issued and Outstanding	3,930,840	786,168	262,056	131,028
Number of Shares of Common Stock Reserved for Issuance (2)	11,704,148	2,340,828	780,275	390,137
Number of Shares of Common Stock Authorized, but Unissued and Unreserved	234,365,012	246,873,004	248,957,669	249,478,835
Price per share, based on the closing price of our Common Stock on March 20, 2024 (3)	$0.40	2.00	6.00	12.00

(1)	The Reverse Stock Split will not have any impact on the number of shares of Common Stock we are authorized to issue under our Certificate of Incorporation.

(2)	Consists of:

•	2,730,000 shares of Common Stock reserved for issuance to certain stockholders in connection with a transaction conducted in November 2023;

•	102,074 shares of Common Stock issuable upon exercise of stock options, at a weighted-average exercise price of $40.77 per share;

•	8,358,697 shares of Common Stock issuable upon exercise of warrants, at a weighted-average exercise price of $3.66 per share; and

•	513,277 shares of our Common Stock that are available for future issuance under the 2021 Plan or shares that will become available under our 2021 Plan.

(3)	The price per share indicated reflects solely the application of the Approved Split Ratio to the closing price of the Common Stock on March 20, 2024.

 After the effective date of the Reverse Stock Split, our Common Stock will have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock. The CUSIP for the Public Warrants will remain the same. Although the number of our outstanding shares of Common Stock would decrease as a result of the Reverse Stock Split, the Board does not intend to use the Reverse Stock Split as a part of, or a first step in, a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. We do not have a plan nor are we contemplating to take the Company itself private as of the date of this Proxy Statement.

 Our Common Stock and Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock or Public Warrants under the Exchange Act. Our Common Stock and Public Warrants will continue to be reported on Nasdaq under the symbol “DRMA” and “DRMAW,” respectively.

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Effect on Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 260,000,000 shares of capital stock, comprised of 250,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The Approved Split Ratio will result in an effective increase the number of shares of Common Stock available for issuance under our Certificate of Incorporation. Our Board believes that such an effective increase is in our and our stockholders’ best interests as it would provide us with greater flexibility to issue shares of Common Stock in connection with possible future financings as under our equity incentive plan and for other general corporate purposes.

By effectively increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our Board. For example, our Board might be able to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our company or our stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of our company and the Board did not authorize the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of March 20, 2024 and are on a pre-Reverse Stock Split basis), including:

•	102,174 shares of Common Stock issuable upon the exercise of options outstanding at a weighted-average exercise price of $40.77 per share; and

•	8,358,697 shares of Common Stock issuable upon exercise of other warrants outstanding, at a weighted-average price of $3.66 per share.

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Stock Option Plans

We maintain the 2021 Plan, which is designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the Common Stock and restricted stock unit awards pursuant to the 2021 Plan. In the event of a Reverse Stock Split, the Board shall make appropriate adjustment to awards granted under the equity incentive plans. Accordingly, if the Reverse Stock Split is approved by our stockholders and the Board decides to implement the Reverse Stock Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under the 2021 Plan, will be proportionately adjusted using the Reverse Stock Split ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

The number of shares issuable under any individual outstanding stock option shall either be rounded up or down as provided for under the specific terms of the 2021 Plan. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Approved Split Ratio.

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Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Split Charter Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Proposal 3. If the proposed Reverse Split Charter Amendment is not approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 3, if the Board elects to implement the proposed Reverse Stock Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of a one-for-ten (1:10), if a stockholder held 13 shares of Common Stock immediately prior to the Reverse Stock Split, then such stockholder would be paid in cash for the three shares of Common Stock but will maintain ownership of the remaining one share of Common Stock.

In addition, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares). Any stockholder who owns fewer than 500 to 3,000 shares of common stock, depending on the final ratio, prior to the Reverse Stock Split could own fewer than 100 shares of common stock following the reverse stock split. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND

SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.

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Accounting Consequences

The par value per share of our Common Stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 3 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statement and conclusions set forth below or that a court would not sustain any such challenge. This discussion only addresses stockholders who hold Common Stock as capital assets and is for general information purposes. It does not purport to be complete and does not address aspect of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, persons who hold shares of Common Stock that may constitute “qualified small business stock” under Section 1202 of the Code or as “Section 1244 stock” for purposes of Section 1244 of the Code, persons who acquired their shares of Common Stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members), traders in securities that elect to use the mark-to-market method of accounting, persons whose “functional currency” is not the U.S. dollar, retirement plans, or certain former citizens or long term residents of the United States. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

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EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. holders. For purposes of this discussion, a “U.S. holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

In general, the U.S. federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of Common Stock (generally more than 1%) or who exercise some control over the affairs of the Company.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve this Proposal 3. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of this Proposal 3.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

The Audit Committee of the Board (the “Audit Committee”) has selected Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024. Mayer Hoffman McCann P.C. (“MHM”) was our independent registered public accounting firm from December 13, 2016, to November 9, 2023. As described below under the section entitled “Change in Accounting Firm,” MHM informed the Company that MHM would not stand for re-appointment for the fiscal year ending December 31, 2024 as the Company’s independent registered public accounting firm and on November 9, 2023, the Audit Committee approved the appointment of Moss Adams as the Company’s independent registered public accounting firm for the year ended December 31, 2023 and the year ending December 31, 2024.

Our stockholders are being asked to ratify the appointment of Moss Adams. In the event that ratification of this selection of Moss Adams is not approved by the stockholders, we will reassess our selection of auditors. Representatives of MHM, our independent registered public accounting firm until November 9, 2023 will not be present at the Annual Meeting. Representatives from Moss Adams, our independent registered public accounting firm as of November 9, 2023, are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed or anticipated to be billed for professional services rendered to us by Moss Adams for our fiscal year ended December 31, 2023. No fees were billed for professional services rendered to us by Moss Adams during the fiscal year ended December 31, 2022:

Fee Category	December 31, 2023	December 31, 2022

Audit Fees (1)	$387,188	$-
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$387,188	$-

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements, review of the quarterly financial statements, assistance with registration statements filed with the SEC, fees to cover technology and other expenses, and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings or engagements.

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements, the review of our quarterly financial statements and for consents and comfort letters provided in connection with the offerings of our Common Stock.

Tax Fees

Tax fees are principally for services related to tax preparation and filing, as well as tax consulting services associated with tax preparation and filings. No such fees were incurred related to the fiscal year ended December 31, 2023.

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Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Change in Accounting Firm

On July 28, 2023, the Company was informed by MHM, that MHM would not stand for re-appointment for the fiscal year ending December 31, 2024. MHM ceased to serve as the Company’s independent registered public accountant upon the Company’s appointment of Moss Adams on November 9, 2023.

MHM’s audit reports on the Company’s financial statements as of and for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report for the fiscal year ended December 31, 2022, contained a “going concern” explanatory paragraph. As contained in MHM’s report dated February 21, 2023, included in our Annual Report on Form 10-K filed with the SEC on March 21, 2024, MHM was not engaged to audit, review, or apply any procedures to the adjustments to retrospectively apply the reverse stock split, and accordingly did not provide an opinion or any other form of assurance about whether such adjustments were appropriate and properly applied. MHM did not deliver an audit report for the fiscal year ended December 31, 2023; however Moss Adams did provide an audit report for the fiscal year 2023; however Moss Adams did provide an audit report for the fiscal year 2023, which included auditing the adjustments to the 2022 financial statements to retrospectively reflect the impact of the March 2023 reverse stock split.

During the year ended December 31, 2022, and during the subsequent interim period through their dismissal on November 9, 2023, there were no (a) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MHM’s satisfaction, would have caused MHM to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2022, and the subsequent interim periods from January 1 through November 9, 2023, the date of Moss Adams’ engagement, neither the Company nor anyone acting on its behalf consulted with Moss Adams regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Required Vote and Recommendation

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting is required to approve Proposal 4. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT

THE ANNUAL MEETING TO APPROVE ANY ONE OR MORE OF PROPOSAL 2, PROPOSAL 3 AND/OR PROPOSAL 4

Adjournment of the Annual Meeting

In the event that the number of shares of Common Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any one or more of Proposal 2 through Proposal 4 are insufficient to approve any such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any one or more of Proposal 2, Proposal 3 and/or Proposal 4.

Required Vote and Recommendation

In accordance with our Certificate of Incorporation, Bylaws and Delaware law, and as further discussed above under “Abstentions and Broker Non-Votes”, approval and adoption of this Proposal 5 requires the affirmative vote of the holders of shares of our Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the meeting and voting affirmatively. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this Proposal 5.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE ANNUAL MEETING TO APPROVE PROPOSAL 2, PROPOSAL 3 AND/OR PROPOSAL 4.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2025 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than November 22, 2024 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary.

Director Nominations and Other Business to be Brought Before the 2025 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than February 6, 2025 and no earlier than January 7, 2025; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Dermata nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 8, 2025.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC, may be obtained without charge by writing to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our Common Stock on March 20, 2024. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Corporate Secretary, or by phone at (858) 800-2543. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

58

OTHER MATTERS

As of the date of this Proxy Statement, our Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer

March 26, 2024
San Diego, CA

59

ANNEX A

THIRD AMENDMENT TO THE DERMATA THERAPEUTICS, INC. 2021 OMNIBUS

EQUITY INCENTIVE PLAN

This Third Amendment (the “Amendment”) to the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) of Dermata Therapeutics, Inc. (the “Company”), is made as of [●], 20__. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of the common stock of the Company, par value $0.0001, (“Common Stock”) reserved for issuance under the Plan from 629,069 share to 1,198,951 shares, subject to approval by the Company’s stockholders; and

WHEREAS, the Board desires to amend certain language within the Plan relating to the automatic increase in the number of shares authorized under the Plan from one percent (1%) to five percent (5%) of the number of shares of Common Stock outstanding on December 31st of the precedent calendar year, subject to approval by the Company’s stockholders.

NOW, THEREFORE, be it effective as of the date of approval by the Company’s stockholders, the Plan is hereby amended and restated as follows:

 1. Amendment to Section 4.1.

a. Section 4.1 (a) of the Plan is hereby amended and restated in its entirety, to read as follows:

(a)

Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock, which may be issued under all Awards granted to Participants under the Plan, shall be 1,198,951 shares; all of which may, but need not, be issued in respect of Incentive Stock Options.

b. Section 4.1 (b) of the Plan is hereby amended and restated in its entirety, to read as follows:

(b)

The number of shares of Common Stock available for issuance under the Plan shall automatically increase on January 1st of each year commencing the January 1 following the Effective Date and on each January 1 thereafter until the Expiration Date (as defined in Section 17.2 of the Plan), in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase int eh share reserve for such calendar year or that the increase in the share reserve for the calendar year be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, none of the additional shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.

 2. This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws. Notwithstanding any provision in the Plan to the contrary, exercise of any Option granted for shares of Common Stock in excess of those remaining available for grant under the Plan in the absence of such Amendment before the Company has obtained stockholder approval of this Amendment in accordance with this Section 2 shall be conditioned upon obtaining such stockholder approval of this Amendment in accordance with this Section 2.

 3. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: [●], 20__	DERMATA THERAPEUTICS, INC.

Name: Gerald T. Proehl
Title: President and Chief Executive Officer

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DERMATA THERAPEUTICS, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Dermata Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Dermata Therapeutics, Inc. The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 24, 2021 (the “Certificate of Incorporation”).

2. This Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) amends the Certificate of Incorporation, as previously amended.

3. That a resolution was duly adopted on ____, 20__ by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at an annual meeting of stockholders held on ___, 20__, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The proposed amendment set forth as follows:

4. Section A of Article IV of the Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended and restated in its entirety to read as follows:

“(A) Classes of Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is two hundred and sixty million (260,000,000) shares which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Corporation is authorized to issue is two hundred and fifty million (250,000,000) shares, par value $0.0001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is ten million (10,000,000) shares, par value $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

1 Shall be a whole number equal to or greater than five (5) and equal to or less than thirty (30), which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

Upon effectiveness (“Effective Time”) of this amendment to the Amended and Restated Certificate of Incorporation of the Corporation, a one-for-[ ]1 reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock shall become effective, pursuant to which each [ ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of our Common Stock. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Old Common Stock and all references to such Old Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Old Common Stock shall be deemed to be references to the New Common Stock or options or rights to purchase or acquire shares of New Common stock, as the case may be, after giving effect to the Reverse Split.

No fractional shares of Common Stock will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to receive cash (without interest) in lieu of fractional shares, equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraphs. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified as well as the right to receive cash in lieu of fractional shares of New Common Stock after the Effective Time.”

5. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

6. This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby shall be effective as of ____ Eastern Time on ___, 20__.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chairman and Chief Executive Officer this ____ day of ___, 20___.

DERMATA THERAPEUTICS, INC.

DERMATA THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – TUESDAY, MAY 7, 2024 AT 9:00 A.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Dermata Therapeutics, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or about March 26, 2024 and hereby appoint Gerald T. Proehl and Kyri K. Van Hoose (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2024 Annual Meeting of stockholders of the Company, to be held virtually on Tuesday, May 7, 2024, at 9:00 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/drma (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/drma
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF DERMATA THERAPEUTICS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors	☐	☐
	Gerald T. Proehl			☐	CONTROL ID:
	Wendell Wierenga, Ph.D.			☐	REQUEST ID:

	Kathleen Scott			☐
Proposal 2	→	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan to increase (a) the number of shares reserved for issuance and (b) the annual evergreen portion of the Overall Share Limit.	☐	☐	☐
Proposal 3	→	FOR	AGAINST	ABSTAIN

To approve an amendment to our Certificate of Incorporation, as amended, at the discretion of the Board, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-five (1:5) to one-for-thirty (1:30), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board.

		☐	☐	☐
Proposal 4	→	FOR	AGAINST	ABSTAIN
	Ratification the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐
Proposal 5	→	FOR	AGAINST	ABSTAIN

To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal 2, Proposal 3 and/or Proposal 4 are insufficient.

		☐	☐	☐

To consider any other matters that may properly come before the Annual Meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2, 3, 4 and 5 and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)